NETTAXI.COM CONTRACT -- WITH INTERNET FUEL.COM, INC.
---------------------
EXIT TRAFFIC AGREEMENT

CONTRACT DATED: 1/1/2000


NETTAXI  AGREES  TO:
-------------------
-    Send  Exit  Traffic:  We will send Exit Traffic from our site to the sites
     -------------------
     represented  by  Internet  Fuel.  These  include  but  are  not limited to:
     Advertising.com  Inc.,  L90  Inc.,  BigMailBox.com  Inc.,  GoHip.com, Inc.,

-    Assign  one of ouremployees as a Coordinator (primary contact for Internet
     -------------- -----------------------------
Fuel).
-    Keep  confidentiality  at  all  times.
     ---------------------
-    Indemnify  and  hold  harmless: Internet Fuel, its subsidiaries, etc. etc.
     ------------------------------
     from  any  action  brought  about  by  Nettaxi  negligence  or  breach


INTERNET  FUEL  AGREES  TO:
--------------------------
-    Pay  to Nettaxi - (for each console of Exit Traffic launched to the client
     ---------------
     sites)  $.005  per  console  redirect.
-    Coordinate the reporting of all statistical info relating to Exit Traffic,
     -------------------------------------------------------------------------
     and  make  available  on-line  and  as  a  Summary report with each billing invoice.
-    Keep  confidentiality  at  all  times.
     ---------------------


TERM OF CONTRACT:  One  Year,  (1/1/2000  thru  1/1/2001)
----------------

TERMINATION
-----------
No termination during the first 30 days of contract, except for cause. After the first month, either party may terminate the agreement with 30 days written notice.

FEES  DUE  TO  NETTAXI
----------------------
For  each  console  of  Exit Traffic launched to the client sites:     $.005 per
console  redirect.


OTHER  TERMS  AND  CONDITIONS
-----------------------------
     - Relationship between parties is that of Buyer and Seller (not partnership or joint venture).
     -    Cumulative  remedies  -  no waiver (see contract for actual language).
     -    Binding  nature  of  contract  upon  successors  and  assigns.
     -    Contract  will  be  enforced  in  Los  Angeles  courts  only.
     -    Waiver  of  Jury Trial. - no jury trial is allowable by this contract.
     - Prevailing party will be entitled to reasonable legal fees and costs in addition to any other court-ordered relief.


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                             EXIT TRAFFIC AGREEMENT

THIS AGREEMENT (this "Agreement") is made on January 1st, 2000; and is between Nettaxi, a Nevada corporation having its offices located at 1696 Dell Avenue, Campbell, California 95008 ("Nettaxi"), and Internet Fuel.com, Inc., a California corporation having its offices located at 9800 D Topanga Canyon Boulevard, #318, Chatsworth, CA 91311 ("the Company").

                                    RECITALS:
                                    --------

     A. The Company represents a number of Web Site and Web companies that generate banner advertisements, e-mails and exit traffic.

     B. Nettaxi owns, operates and represents a Web site, which is a community portal (the "Site(s").

     C. This Agreement shall also set forth the respective duties, obligations and responsibilities of the parties hereto.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


     1.      TERM. Nettaxi hereby agrees to send from its Site, Exit Traffic, as
             ----
such term is defined below, to sites represented by the Company. These sites shall include but not be limited to sites operated by Advertising.com, Inc., L90, Inc., BigMailBox.com, Inc., GoHip.com, Inc.(the "Client Sites"). The term of this Agreement shall commence on the date hereof for a period of One (1) year.

     2.     DEFINITIONS.  For  purposes  of  this Agreement, the following terms
            -----------
shall  have  the  meanings  set  forth  in  this  Section  2:

               A. "Exit Traffic" is defined as the number of visitors redirected by Nettaxi, which were generated by means of the JavaScript Unload Event. These events are generated when a visitor clicks the back button; reload button or any of the browser exit buttons. The ad server's redirects the visitor to the Client Site of the Company.

               B.     'CPM"  means  Cost  per  Thousand  consoles  launched.

               C. 'Launched" means the number of console loads counted by the Company's servers, whose reporting is available on-line for Nettaxi to review.


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               D.     'Visitor"  shall  mean  any person or entity that accesses the  Client  Sites  represented  by  the  Company.

     3.     OBLIGATIONS  OF  THE  COMPANY.  During  the  term  of  this
            ------------------------------
Agreement:

               1. The Company agrees pay for consoles of Exit Traffic launched to the Client Sites One Half Cents ($.005) per console redirect.

     4.     OBLIGATIONS OF NETTAXI. Nettaxi shall use its best efforts to assist
            -----------------------
the Company to send the agreed upon Exit Traffic to the Client Sites as well as fulfilling on any other of Nettaxi obligations under this Agreement.

               A. Nettaxi shall assign one of its employees as a primary contact person (the "Nettaxi Coordinator") to assist in the performance of its obligations hereunder. If such Nettaxi Coordinator ceases to be an employee of Nettaxi for any reason, Nettaxi will promptly appoint a new employee to serve as Nettaxi Coordinator.

               B. Nettaxi represents and warrants to the Company that Nettaxi (i) owns and has the unrestricted right to communicate and publish the Site and conducting business on the World Wide Web at its internet address and in connection therewith to use all service marks and trade names and in so doing is not acting in conflict with any patent, trademark, service mark, trade name, copyright, trade secret, license or other proprietary right with respect thereto, and (ii) Nettaxi has not received any communication from any third party that the Site or the conduct of Nettaxi's business is in violation of any law, rule or regulation or in conflict with any patent, trademark, service mark, trade name, copyright, trade secret, license or other proprietary right with respect thereto. Further Nettaxi shall be solely responsible for obtaining all necessary rights, licenses, consents, waivers and permissions from the rights holders and others to allow the Company to store and deliver any material provided by Nettaxi to be used on the Exit Traffic.

     5.     STATS  MANAGEMENT. The Company shall coordinate the reporting of all
            -----------------
statistical information relating to Exit Traffic. These Stats will be available on-line and as a summary report with each billing invoice.

     6.     CONFIDENTIALITY.  Each  of  Nettaxi  and  the  Company agree to keep
            ---------------
confidential and each SHall not, without the prior written consent of the other, disclose in any manner whatsoever, in whole or in part any of the terms of this agreement or any information, whether written or oral, furnished by the other party, including all analyses, compilations, forecasts plans, drawings, specifications, design, software, studies or other documents that contain or otherwise reflect such information or that are intended to remain confidential, except as necessary for either party to enforce its rights under this Agreement, or pursuant to a subpoena or any legal process, or as otherwise may be required by applicable law.

     7.     TERMINATION.  Nettaxi  understands  and  recognizes that the Company
            -----------
invests a significant amount of time and effort in performing its duties hereunder. Nettaxi acknowledges that the Company requires a significant amount of time to prepare for any termination of this Agreement. Accordingly, neither party may terminate this Agreement, during the first month of this Agreement except for cause. The terminating party shall deliver written notice to the other party of its intention to so terminate this Agreement (the "Notice"). The actual date of termination of this Agreement set forth in the Notice shall be a date at least thirty (30) days after the delivery of the Notice to the other party, and such terminating party shall not incur any penalty, cost or charge whatsoever (except as expressly set forth below). For purposes of this Agreement, "cause" shall mean a negligent act or omission or willful misconduct of the non-terminating party, or any of its partners, directors, officers, employees or agents; any material breach or default by the non-terminating party in the performance of any of its obligations under this Agreement; or any material breach of any representation, warranty, covenant or agreement by the non-terminating party. In the event of termination of this Agreement, Nettaxi will allow the Company to fulfill on any advances or billings invoiced up to the date of termination. Furthermore, Nettaxi shall pay the Company all amounts due under this Agreement for Exit Traffic made prior to the actual date of termination set forth in the Notice.

     8.     WARRANTY  DISCLAIMER; LIMITATION OF LIABILITY. IN NO EVENT SHALL THE
            ---------------------------------------------
COMPANY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF SUCH DAMAGES ARE FORESEEABLE AND WHETHER OR NOT THE COMPANY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. IN NO EVENT WILL THE COMPANY'S LIABILITY HEREUNDER EXCEED THE TOTAL REVENUES PAID TO NETTAXI IN ONE MONTH.
Should the Company be obstructed, accelerated, incur loss of efficiency in productivity or be delayed in the commencement, prosecution, or completion of the services, without fault on its part, by the act, failure to act, direction, order, neglect, delay, or default of Nettaxi, Nettaxi's agents or employees or any other entity or person employed at Nettaxi's premises, or by changes in the services or by reason of fire, lightning, earthquake, enemy action, act of God, or similar catastrophe, or by government restrictions in respect of materials or labor, or by a strike or lockout beyond the Company's reasonable control, then the Company shall be entitled to an extension of time for a period equivalent to the actual time lost by reason of any or all of the causes aforesaid. Nettaxi expressly agrees not to make, and hereby waives, any claim for damages, including those resulting from increased supervision, labor or material costs, on account of any delay, obstruction, or hindrance for any cause whatsoever, including, but not limited to, the aforesaid causes, and Nettaxi expressly agrees that its sole right and remedy therefore shall be an extension of time.

     9.     INDEMNIFICATION.  Nettaxi  shall indemnify, defend and hold harmless
            ---------------
the Company, the Company's subsidiaries and affiliates, and the respective partners, agents, officers, directors and employees of each of the foregoing, from and against any loss, cost, expense, claim, injury or damage (including, without limitation, reasonable attorneys' fees and expenses), whether incurred due to third party claims or otherwise, arising or resulting from or caused by
(i) any negligent act or omission or willful misconduct of Nettaxi or any consultant or engineer retained by Nettaxi, or any of its or their partners, directors, officers, employees, or agents; (ii) any breach or default by Nettaxi in the performance of any of its obligations under this Agreement; (iii) any breach of any representation, warranty, covenant or agreement by Nettaxi.

     10.     EXPENSES.  Each  party  shall  be solely responsible for all of its
             --------
expenses incurred in connection with the performance of its duties hereunder, including telephone, fax, travel and client entertainment.

     11.     PRESS  RELEASES.  Nettaxi  and its affiliates will consult with the
             ---------------
Company hereto and obtain its prior written consent before issuing any press or other release or otherwise making any other public statement with respect to the transactions contemplated hereby.

     12.     ASSIGNMENT.  Nettaxi  may  not assign this Agreement, or any of its
             ----------
rights and obligations hereunder, without the prior written consent of the Company, and any such attempted assignment shall be void. As it relates to Nettaxi, the terms "assign" and "assignment" shall, for purposes of this Agreement, be deemed to include (I) the transfer of a majority of the capital stock or other beneficial interests of Nettaxi or any assignee of Nettaxi, whether through a single transaction or in a series of related or unrelated transactions, and (ii) any transaction under which Nettaxi merges with or into or is consolidated or otherwise combines with another entity, whether Nettaxi or another entity is the surviving entity.

     13.     NOTICES.  Any notices or other communications required or permitted
             -------
to be given or delivered under this Agreement shall be in writing (unless otherwise specifically provided herein) an shall be sufficiently given if delivered personally with a signed receipt therefore, or by reputable overnight deliver service, or mailed by prepaid certified mail, return receipt requested, or telefaxed with written confirmation, to the address of the parties set forth on the front page of this Agreement. Notices shall be deemed to have been given on the date delivered, if delivered, or on the second business day after mailing, if mailed. Either party, upon notice to the other party given in accordance with this Section 13 may modify its address for notices set forth in this Section 13.

     14.     CUMULATIVE  REMEDIES;  NO  WAIVER.  The  remedies  of  the  Company
             ---------------------------------
provided for in this Agreement are cumulative and shall be in addition, to, and not in limitation of, the rights and remedies which may be available to the Company at law or in equity. Notwithstanding any course of dealing or the failure of either party strictly to enforce any term, right or condition of this Agreement, no term, right or condition hereof shall be deemed waived and no breach excused, unless such waiver and consent shall be in writing and signed by the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach by the other party shall constitute consent to, waiver of, or excuse for any other different or subsequent breach.

     15.     SUCCESSORS AND ASSIGNS. Subject to Section 12, this Agreement shall
             ----------------------
be binding upon, and shall inter to the benefit of, the parties hereto and there respective legal representatives, and permitted successors and assigns.

     16.     FORCEMAJEURE.  Neither  party  shall  be  deemed in default of this
             ------------
Agreement to the extent that performance of their obligations or attempts to cure any breach were delayed or prevented by reason of any acts of nature, fire, natural disaster, accident, acts of government, labor strikes, "down time" or any other cause beyond the control of such party, including the sudden and complete inability to process credit card or other means of processing commercial transactions on the Internet, provided that such party gives the other written notice thereof promptly (within ten days of discovery). In such an event the parties shall mutually decide whether to terminate this Agreement or effect a cure.

     17.     ENTIRE  AGREEMENT.  This  Agreement,  together  with  the  exhibits
             -----------------
attached hereto, represents the entire and integrated agreement between the Company and Nettaxi and supersedes all prior negotiations, representations or agreements, either written or oral. Only a written instrument signed by both the Company and Nettaxi may amend this Agreement.

     18.     APPLICABLE  LAW;  VENUE.  This  Agreement  shall be governed by and
             -----------------------
construed in accordance with the laws of the State of California, without regard to choice of law principles. Each party hereby submits to the exclusive jurisdiction of the United States District Court for the Central District of California and of any California state court sitting in the City of Los Angeles, California, for purposes of all legal proceedings arising out of or relating to this Agreement and the subject matter hereof. Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in any such court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     19.     LEGAL  FEES.  If  any  action  at  law or in equity is necessary to
             -----------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses, in addition to any other relief to which such party may be entitled.

     20.     SEVERABILITY. If any provision of this Agreement or the application
             ------------
thereof to any person or situation to any extent shall be held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue to be valid and enforceable to the fullest extent permitted by law.

     21.     WAIVER OF JURY TRIAL. EACH PARIY HERETO WAIVES ITS RIGHTS TO A JURY
             ---------------------
TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 20 HAS BEEN DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER REPRESENTS AND WARRANTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SMALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

     22.     AUTHORIZATION.
             --------------

             A. Each party acknowledges and confirms that it and it's representatives have the right and authority to enter into this Agreement.

             B. The relationship shall be that of buyer and seller. Nothing in this Agreement shall be deemed to create or construed as creating a joint venture or partnership between the parties. Neither party is, by virtue of this Agreement or otherwise, to be considered the agent or representative or the other party. Neither party shall have the right to bind the other contractually in any respect whatsoever.




IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.


INTERNET  FUEL.COM,  INC                  NETTAXI.COM

By:  /S/ Rusty  Jenkins                   By:  /S/ Dave  Schlenz
-----------------------------             -------------------------------
Name:   Rusty  Jenkins                    Name:  Dave  Schlenz
Title:  Advertising Manager               Title:  Dir.  Sls.  Development
Telefax No.: 877-632-8636                 Telefax  No.  408-879-9880


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